                                                                   Exhibit 10.22

                              SECOND AMENDMENT TO
                           MASTER SERVICES AGREEMENT
                                    BETWEEN
                             GTE NETWORK SERVICES
                                      AND
                       GTE GLOBAL NETWORKS INCORPORATED


         THIS SECOND AMENDMENT to the Master Services Agreement (the "Agreement") effective March 31, 2000 is executed by and between GTE Network Services, consisting of the GTE telephone operating companies listed in Attachment 1 ("GTE") and GTE Global Networks Incorporated ("GNI"). (GTE and GNI being referred to collectively as the "Parties".)

                                    RECITALS

WHEREAS, the purpose of this Amendment is to modify the Agreement between the parties finally executed on September 14, 1999 by adding a Statement of Work
(SOW) to perform certain services on behalf of GTE Telecom Incorporated, ("Telecom") an affiliate of GNI.

WHEREAS, the Parties now wish to adopt the Statement of Work as an amendment to the Agreement.

NOW, THEREFORE, in consideration of the mutual promises, provisions and covenants herein contained, the sufficiency of which is hereby acknowledged, the Parties agree as follows:


         1.       A new Statement of Work is added as Attachment 2.

         2. Except as specifically modified by this Second Amendment or prior amendments, the Agreement shall remain in full force and effect.

         3. If any provision in the Agreement conflicts with this Second Amendment, this Second Amendment shall control.


                   THE REMAINDER OF THIS PAGE WAS NOT USED.
                  AMENDMENT CONTINUES ON THE SIGNATURE PAGE.


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

IN WITNESS WHEREOF, the Parties have executed this Second Amendment to be effective as of the date stated in the preamble.


GTE Network Services                        GTE Global Networks Incorporated



By:                                          By:
       ____________________________________       ______________________________

Name:    Larry J. Sparrow                    By:
       ____________________________________       ______________________________

Title:   Vice President - Wholesale Markets  Title:
       ____________________________________       ______________________________

Date:                                        Date:
       ____________________________________       ______________________________




By:                                          By:
       __________________________________         ______________________________

Name:    Rosalynn Christian                  Name:  Ondrea Dae Hidley
       __________________________________         ______________________________

Title:   Assistant Secretary                 Title: Assistant Secretary
       __________________________________         ______________________________

Date:                                        Date:
       __________________________________         ______________________________


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

                                  ATTACHMENT 1
                        GTE TELEPHONE OPERATING COMPANIES


GTE Alaska Incorporated
GTE Arkansas Incorporated
GTE California Incorporated
GTE Florida Incorporated
GTE Hawaiian Telephone Company Incorporated
GTE Midwest Incorporated
GTE North Incorporated
GTE Northwest Incorporated
GTE West Coast Incorporated
GTE South Incorporated
GTE Southwest Incorporated
Contel of Minnesota, Inc. d/b/a GTE Minnesota
Contel of the South, Inc. d/b/a GTE Systems of the South

                                  ATTACHMENT 2

                          GTE TELECOM STATEMENT OF WORK

This Statement of Work ("SOW") is issued pursuant to the Master Services Agreement ("MSA") to reflect services to be performed by GTE on behalf of GNI's affiliate, GTE Telecom Incorporated ("Telecom.")

WHEREAS, GTE and GNI entered into the MSA in order to facilitate the provision of certain general, administrative, and operational services by GTE; and

WHEREAS, pursuant to that MSA, GNI desires that GTE provides certain Services as described herein in the support of Telecom's Lease Based Network and Telecom's Facilities Based Fiber Network (herein collectively referred to as "Telecom's Network.")

NOW, THEREFORE, GTE and GNI agree as follows:


SECTION 1. - DEFINITIONS.

Many capitalized terms and acronyms appear in this SOW. Unless otherwise indicated, these terms are understood as having the meanings commonly understood in the telecommunications industry and in the above referenced Master Services Agreement. The following less common terms shall have the meanings described:

"DISPATCH" the passing of information to assign task(s) to a specific unit or send someone on specific business.

"FACILITIES BASED FIBER NETWORK" means the transport mechanism including elements such as Multiplexers (MUXs"), and Digital Access and Cross-connecting Systems ("DACs") administrative and management components located in Arkansas, Illinois, Indiana, and Missouri.

"LEASED BASED NETWORK" means the transport mechanism including elements such as MUXs, and DACs administrative management components.

"GTE NOC" is the GTE Network Operations Center located at GTE Place at Dallas - Fort Worth International Airport.

"ON LINE SUPPORT" ("OLS") means call-in or escalated phone support.

"MONITORING AND CONTROL" means twenty four hours a day, seven days a week, three hundred sixty five days a year ("24 x 7 x 365") near real time fault surveillance to detect, restore, escalate, and follow-up on anomalies.

"LEVEL 1 TECHNICAL SUPPORT" means work performed by individuals on-site as they diagnose, isolate, and resolve problems.

"LEVEL 2 TECHNICAL SUPPORT" means support performed by technical experts within the GTE NOC's On Line Support group. This Service provides phone in assistance as well as analysis for problems that cannot be resolved at the first level.

"TROUBLE TICKET" means the record of a call or calls from Telecom advising GTE of a service problem or interruption and a record of all GTE activities relating to that problem or interruption.


SECTION 2. - MONITORING AND CONTROL TELECOM'S FIBER NETWORK.

GTE NOC will provide 7 x 24 x 365 monitoring and control for the Telecom Network and its elements including, but not limited to, MUXs, Light Wave Multiplexing Devices and DACs.

Subject to the terms and conditions contained in this SOW, GTE through its Network Operations Center ("NOC") will provide Monitoring and Control functions to include coordination activities related to vendors, customers and field personnel, Monitoring, Control, and Dispatch of environmental alarms and Telecom's Network elements including but not limited to MUXs, Light Wave Multiplexing Devices, and DACs. GTE NOC will also provide trouble isolation, trouble shooting and Dispatch for the aforementioned functions. A completed profile for each site listing the network elements and equipment on which the GTE NOC agrees to provide Service will be provided by Telecom. The functions will be performed for the equipment and devices contained in centers or shelters.


SECTION 2.1 - GTE RESPONSIBILITIES.

2.1.1 The NOC will utilize TONICS SNMP and sub-OSS, Systems such as Intelligent Alarm Mediator ("IAM") systems to perform Monitoring and Control and support functions for Telecom's DAC's, Light Wave Multiplexing Equipment, and environmental conditions associated with the equipment in Telecom's Network.

2.1.2 The NOC will support the Management Platforms and sub-OSS Systems utilized by the NOC to perform monitoring and control functions.

2.1.3 The NOC and Telecom will communicate using a mutually agreed to medium regarding change management, outage notification, trouble tickets and post mortem issues.

2.1.4 The NOC will provide limited support for Remedy implementation, administration and coordination with its other users.

2.1.5 The NOC will coordinate all Dispatches and requests for Telecom and other associated units. The NOC will provide technology specific resolution to problems and alarms and perform internal escalations to include coordination between working units and Dispatch of the appropriate field personnel or vendor as necessary. If a problem cannot be solved at Level 1, it will be escalated to the appropriate Level 2 support organization; any personnel providing such support will have pagers, cell phones, and remote access capabilities to provide remote support. The GTE NOC will participate in and manage bridge calls as necessary.

2.1.6 The NOC will provide Telecom with real time access to Trouble Ticket System reports for Telecom's Network.

2.1.7 The NOC will propose process improvements and perform required process enhancements as the need dictates.

2.1.8 The NOC will coordinate all emergency change management activities as requested by Telecom or its authorized representative.

2.1.9 The NOC will participate in post mortem reviews and perform required process enhancements.


SECTION 2.2 - GNI RESPONSIBILITIES. Actions to be performed by Telecom shall be considered responsibilities of GNI for purposes of this SOW.

2.2.1 Telecom will provide the NOC with the required segment/site topology, site profiles and equipment lists with all information and drawings to facilitate connection, testing and implementation of Monitoring and Control processes.

2.2.2 Telecom will ensure proper physical and software maintenance, including database records, repair and/or replacement, of the network elements to assure proper operation.

2.2.3 Telecom will provide the NOC with the IAM System along with the necessary remote access to pertinent surveillance systems.

2.2.4 Telecom will provide complete documentation on all systems and processes for carrier escalations.

2.2.5 Upon Telecom's prior approval, Telecom will reasonably fund initial training and/or certification requirements necessary to perform NOC functions.

2.2.6 Telecom will provide the NOC technicians with read and write capabilities into Telecom's network.

2.2.7   Telecom will provide the NOC network connectivity to Telecom's Network.

2.2.8 Once approved by GNI Security, Telecom will provide the NOC access to the Network Management and Security Architecture.

2.2.9 Telecom or its authorized representative will lead the change management meetings, approve and categorize the changes, publish the ensuing schedule, and perform the associated maintenance tasks in the event Telecom requests a maintenance or change window.

2.2.10 In the event Telecom becomes aware of a problem with the Telecom Network, Telecom will notify the NOC.

SECTION 2.3 - MUTUAL RESPONSIBILITIES.

2.3.1 Prior to initiation of service, the NOC and Telecom Operations will conduct and review testing of the operations capability and linkages to other Telecom supplier NOCs and Telecom's customer NOCs.

2.3.2 The NOC and Telecom will jointly develop and administer detailed interface processes for alarm patterning, assignment of severity levels, notification, escalation and personnel contacts.

2.3.3 Changes to the personnel to be contacted shall be provided to the other Party no less than seven days prior to the change.

2.3.4 The NOC and Telecom will jointly develop, administer and track Service Level objectives as defined in the First Amendment, Attachment 2, to the MSA.

SECTION 3. - COMPENSATION.

3.1 Subject to the MSA between the Parties, GTE shall be compensated for the Services provided herein as determined by applicable regulatory requirements, including requirements regarding affiliate transactions.

3.2 Notwithstanding anything to the contrary contained in this SOW, compensation is at all times subject to review and modification to conform with any applicable regulatory requirement governing transactions between GTE and its affiliates, including without limitation FCC docket 96-150.

TABLE 1: TELECOM FIBER NETWORK

--------------------------------------------------------------------------------
           CATEGORY                       ANNUAL                    MONTHLY
--------------------------------------------------------------------------------
LABOR                                    $345,102                   $28,759
--------------------------------------------------------------------------------
TOTAL                                    $345,102                   $28,759
--------------------------------------------------------------------------------

SECTION 4.  TERM.

4.1 This SOW will become effective upon execution of the Second Amendment to the MSA by both Parties and will remain in effect for one (1) year (the "Initial Term") and will automatically renew from year to year on the anniversary of the execution date ("Renewal Term"), subject to GTE's then applicable rates and charges. GTE will provide written notice of price changes not less than ninety (90) calendar days prior to the renewal date. Either Party may terminate this SOW, effective on expiration of the then current term, upon ninety (90) days written notice prior to the automatic renewal date.

4.2 Notwithstanding Section 4.1, the term of this SOW and the other terms and conditions hereof, are subject to applicable law and regulatory approval. Accordingly, although the Second Amendment to the MSA is executed by both Parties, to the extent that any state statute, order, rule or regulation or any state regulatory agency having competent jurisdiction over one or both parties to this SOW or the Second Amendment, shall require that this SOW or the Second Amendment be filed with or approved by such regulatory agency before the SOW or Second Amendment may be effective, this SOW and/or the Second Amendment shall not be effective in such state until the first business day after such approval or filing shall have occurred.


SECTION 5.  TERMINATION.

5.1 Notwithstanding any other provision of this SOW or the MSA, this SOW is terminable by GNI on ninety (90) days written notice to GTE.

5.2 Early termination by GNI shall be subject to the payment of compensation for work in progress. In the event of a material default in the performance of any of the material obligations of this SOW by either Party, the other Party may give the defaulting Party a written notice of default and a notice to cure pursuant to Section 19 of the MSA.

5.3 On expiration or termination of the MSA and or this SOW, each Party will return all equipment and materials belonging to the other Party in as good condition as when received, excepting for normal wear and tear.

SECTION 6. NOTIFICATION AND ESCALATION

In the event either Party fails to perform any materials provision of this SOW, either Party may give notice to the other Party pursuant to the notice and escalation provisions set forth in the MSA in Sections 18 and 21 respectively.

Notices to GNI shall be sent to:

GTE GNI
5221 North O'Connor Blvd.
East Tower, 14th Floor
Irving, TX 75039
Attn: Assistant Vice President-Operations

With copies to:

GTE Telecom Incorporated
201 North Franklin, Suite 2400
Tampa, FL 33602
Attn: Manager - Contracts
Fax: 813/209-9620


Escalation points for GNI, via Telecom, are:
Supervisor, Customer Satisfaction Center
Manager, Customer Satisfaction Center
Director, Customer Satisfaction Center
GNI Assistant Vice President- Operations


SECTION 7. REGULATORY COMPLIANCE.

This SOW is subject at all times to any statute, order, rule, or regulation or any state or federal regulatory agency having competent jurisdiction over one or both of the parties hereto or the services provided hereby. GTE and GNI agree to cooperate with each other and with any applicable regulatory agency so that any and all necessary approvals may be obtained. During the term of this SOW, the Parties agree to continue to cooperate with each other in any review of this SOW by a regulatory agency so that the benefits of this SOW may be achieved.

SECTION 8.  PROPRIETARY INFORMATION.

The Parties acknowledge that this SOW constitutes the Proprietary Information of both Parties and is subject to the terms of the MSA; provided, however that the Parties further acknowledge that this SOW may be filed with any regulatory commission having authority over the subject matter, and the parties agree to seek commercial confidential status for this SOW with any such regulatory commission, to the extent such a designation can be secured.


                            End of Statement of Work


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